SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Variable Insurance Funds
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

         (1)    Title of each class of securities to which transaction applies:

         (2)    Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)    Proposed maximum aggregate value of transaction:

         (5)    Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:


                            Variable Insurance Funds
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                                 1-888-427-1235

                                 August 31, 2001

Dear Contract Owner:

The Board of Trustees have called a special meeting of the shareholders of the Fifth Third Quality Growth VIP Fund (the "Fund"), a series of the Variable Insurance Funds (the "Trust"), to take place on September 28, 2001, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219 at 10:00 a.m. Eastern Time.

The purpose of this meeting is to seek shareholder approval of a proposed investment advisory agreement between the Trust, on behalf of the Fund, and Fifth Third Asset Management Inc. The Trustees have unanimously approved the proposed investment advisory agreement, and now ask that you vote FOR the proposal.

What you need to do:

o  Read all enclosed materials.

o  Choose one of the following options to vote:

     1. By Mail: Complete the enclosed proxy card and return it in the postage-paid envelope provided.

     2.   By Telephone: Call the toll-free number on your proxy card.

     3.   Attend the shareholder meeting (details enclosed).

The Trustees believe that the proposal is important and recommend that you read the enclosed materials carefully and then vote FOR the proposal.

Respectfully,



/s/ Walter B. Grimm

Walter B. Grimm
President and Chairman of the Board
Variable Insurance Funds

SHAREHOLDERS ARE URGED TO VOTE BY COMPLETING AND RETURNING THE PROXY CARD, BY TELEPHONE, OR BY ATTENDING THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.



                            Variable Insurance Funds
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                                 1-888-427-1235

          ------------------------------------------------------------
                       Fifth Third Quality Growth VIP Fund
          ------------------------------------------------------------
                                     NOTICE
          ------------------------------------------------------------
                         Special Meeting Of Shareholders
                          To Be Held September 28, 2001

To the shareholders of Fifth Third Quality Growth VIP Fund:

Notice is hereby given that a special meeting of the shareholders of the Fifth Third Quality Growth VIP Fund (the "Fund"), a series of the Variable Insurance Funds (the "Trust"), will be held at 10:00 a.m. Eastern Time on September 28, 2001, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219, or as adjourned from time to time (the "Meeting"), for the following purposes:

1. To approve a proposed investment advisory agreement with respect to the Fifth Third Quality Growth VIP Fund; and

2.   To transact such other business as may properly come before the Meeting.

After careful consideration, the Trustees of the Trust unanimously approved Proposal 1 above and unanimously recommend that shareholders of the Fund vote "FOR" Proposal 1.

The matter referred to above is discussed in detail in the proxy statement attached to this notice. The Board of Trustees has fixed the close of business on August 17, 2001 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each dollar invested, and each fractional share shall be entitled to a proportionate fractional vote.

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By order of the Board of Trustees,

Alaina Metz
Secretary

Columbus, Ohio
August 31, 2001


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE). NO POSTAGE IS NECESSARY IF THE PROXY CARD IS MAILED IN THE UNITED STATES.


                            Variable Insurance Funds
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                                 1-888-427-1235

             ------------------------------------------------------
                       Fifth Third Quality Growth VIP Fund
             ------------------------------------------------------
                                 PROXY STATEMENT
             ------------------------------------------------------

                         Special Meeting Of Shareholders
                          To Be Held September 28, 2001

This proxy statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Variable Insurance Funds (the "Trust") for use at a special meeting of shareholders of the Fifth Third Quality Growth VIP Fund (the "Fund"), a series of the Trust, to be held at 10:00 a.m. Eastern Time on September 28, 2001, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219, or as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders with respect to the proposal set forth in the accompanying notice.

It is anticipated that the mailing of proxies and proxy statements to shareholders will begin on or about August 31, 2001.

Semi-Annual Report

Shareholders can find important information about the Fund in its semi-annual report dated June 30, 2001, which previously has been furnished to shareholders. Shareholders may request another copy of the report by writing to the Trust at the above address, or by calling the telephone number above. Copies of the report will be provided free of charge.

                                   PROPOSAL 1

                  APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT
                                  FOR THE FUND

Introduction

The Fund currently is managed by Lyon Street Asset Management Company ("Lyon Street"), 111 Lyon Street, NW, Grand Rapids, Michigan 49503, pursuant to an investment advisory agreement dated April 2, 2001 between the Trust, on behalf of the Fund, and Lyon Street. This agreement was approved by the sole initial shareholder of the Fund on January 26, 2001.

On April 2, 2001, Fifth Third Bancorp acquired Old Kent Financial Corporation, the parent company of Lyon Street. As a result, Fifth Third Bancorp became the parent company of Lyon Street.

Fifth Third Bancorp has proposed to transfer investment advisory services for the Fund from Lyon Street to Fifth Third Asset Management Inc. ("Fifth Third"), an investment advisory subsidiary of Fifth Third Bancorp. Although both Lyon Street and Fifth Third are indirect, wholly-owned subsidiaries of Fifth Third Bancorp, the proposed transfer may be deemed to be an "assignment" that, under applicable law, would terminate the Fund's existing investment advisory agreement with Lyon Street.

At a meeting held on August 27, 2001, the Board considered whether it was in the best interests of the Fund and its shareholders to approve an investment advisory agreement between the Trust, on behalf of the Fund, and Fifth Third (the "New Agreement"). In light of the information presented for its consideration, the Board determined that the New Agreement was in the best interests of the Fund and its shareholders and approved the New Agreement. The Board also authorized submission of the New Agreement for approval by the Fund's shareholders, as required by applicable law.

If approved by shareholders at the Meeting, the New Agreement will take effect on October 1, 2001. Approval of the New Agreement is not expected to result in any increase in investment advisory fees or overall operating expenses with respect to the Fund.

The Board recommends that shareholders of the Fund approve the proposed New Agreement, a copy of which is attached as Exhibit A.

Proposed New Agreement with Fifth Third

The terms and advisory fee of the proposed New Agreement are substantially identical to the current investment advisory agreement with respect to the Fund, except for the parties to the agreement and its effective date.

Under the terms of the proposed New Agreement, Fifth Third agrees to furnish the Fund with investment advisory and other services in connection with a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents held by the Fund. Subject to the supervision and control of the Board, Fifth Third agrees to: (a) conform to all applicable rules and regulations of the Securities and Exchange Commission ("SEC"); (b) provide the services rendered by it in accordance with the Fund's investment objective and policies, as stated in the prospectus of the Fund and consistent with the Board's resolutions; (c) determine from time to time what securities or other investments will be purchased, sold or retained by the Fund; (d) place orders for portfolio investments of the Fund either directly with the issuer or with any broker or dealer selected by it; and (e) maintain books and records with respect to the securities transactions of the Fund and render periodic and special reports as requested. The New Agreement also provides that the services of Fifth Third to the Trust are not exclusive, and Fifth Third is free to render similar services to others so long as its services pursuant to the New Agreement are not impaired.

For its services, Fifth Third would be entitled to receive a fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund, which will be calculated daily and paid monthly.

The New Agreement has an initial term of up to two years from its effective date, with continuation thereafter subject to annual approval by the Board or Fund shareholders, as well as by a majority of the Trustees who are not "interested persons" (for regulatory purposes) of any party to the New Agreement ("Independent Trustees"). The New Agreement may be terminated at any time, without payment of penalty, on 60 days' written notice by the Board, the shareholders of the Fund, or Fifth Third. The New Agreement automatically terminates in the event of its assignment.

The New Agreement provides that Fifth Third shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the New Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fifth Third in the performance of its duties, or from reckless disregard by Fifth Third of its duties under the New Agreement.

The foregoing discussion is qualified in its entirety by reference to the attached form of the proposed New Agreement.

Information About Fifth Third and Management of the Fund

Fifth Third, located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, is an Ohio corporation and is registered with the SEC as an investment advisor. Since 1976, Fifth Third and its predecessors have been actively engaged in providing discretionary investment management services to institutional and individual clients. As of June 30, 2001, Fifth Third managed approximately $5.8 billion of mutual fund assets in the Fifth Third Funds.

Fifth Third is a wholly-owned subsidiary of Fifth Third Bank, which is a wholly-owned subsidiary of Fifth Third Bancorp. Fifth Third Bancorp, an Ohio corporation with its principal office located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, is a multi-bank holding company and is registered with the Board of Governors of the Federal Reserve System.

Information about Fifth Third's current directors and principal executive officer, as well as information about Fifth Third's experience managing comparable mutual funds, is set forth in Exhibit B.

Steven E. Folker currently serves as the portfolio manager of the Fund and will continue to do so in the event the New Agreement is approved by Fund shareholders. Mr. Folker is the Chief Equity Strategist for Fifth Third, a Vice President and Trust Officer of Fifth Third Bank, and a Vice President of Lyon Street. He also is a Chartered Financial Analyst with over 16 years of investment experience, including service as portfolio manager of three series of the Fifth Third Funds since 1993, and is a member of the Cincinnati Society of Financial Analysts. Mr. Folker earned a B.B.A. in Finance & Accounting and an M.S. in Finance, Investments & Banking from the University of Wisconsin.

Board Consideration of the New Agreement

The Board has concluded that the New Agreement will enable the Fund to continue to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. Accordingly, the Trustees, including the Independent Trustees, unanimously approved the New
Agreement and authorized the submission of the New Agreement to Fund shareholders for their approval.

In determining whether it was appropriate to approve the New Agreement and to recommend approval by shareholders, the Board requested information, provided by Fifth Third, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

The Trustees approved the New Agreement and recommended that Fund shareholders approve the New Agreement on the basis of the following considerations, among others:

o The investment advisory fees payable to Fifth Third under the proposed New Agreement are fair and reasonable in light of the services to be provided, the anticipated costs of these services, and the comparability of the proposed fee to fees paid by comparable mutual funds;

o    The  proposed  New  Agreement  is  not  anticipated  to  increase   current
     investment advisory fees or overall operating expenses of the Fund;

o The continuity of the Fund's current portfolio manager and other persons responsible for management of the Fund, which should help ensure continuity of management and consistency of performance;

o The nature, quality and extent of the investment advisory services expected to be provided by Fifth Third, in light of the high quality services provided to the other mutual funds advised by Fifth Third;

o Fifth Third's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with significant portfolio management experience; and

o The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of Fifth Third.

Based on its review of the information requested and provided, the Board determined that the New Agreement was consistent with the best interests of the Fund and its shareholders. Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board unanimously approved the New Agreement and recommended its approval by Fund shareholders.

The Board, including the Independent Trustees, unanimously recommends that Fund shareholders vote "FOR" approval of the New Agreement. Unmarked proxies will be so voted.

                                 OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                                OTHER INFORMATION

Proxy Solicitation

The costs of the Meeting, including the solicitation of proxies, will be paid by Fifth Third and its affiliates. The principal solicitation will be by mail, but proxies also may be solicited by telephone, telegraph, or personal interview by officers or agents of the Trust. The Trust will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

Required Vote

Approval of Proposal 1 requires the vote of a "majority of the outstanding voting securities" entitled to vote on the proposal, which means the vote of 67% or more of the Fund's shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote on the proposal are present or represented by proxy, or the vote of more than 50% of the outstanding shares of the Fund, whichever is less.

Shareholder Voting

Shareholders of record at the close of business on August 17, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each dollar invested, and each fractional share shall be entitled to a proportionate fractional vote.

As of the Record Date, the following number of shares of the Fund, representing the indicated number of votes, were outstanding:

      Fund                                         Number of Shares               Number of Votes
      ----                                         ----------------               ---------------

      Fifth Third Quality Growth VIP Fund          57,891.764                     566,701.80

As of the Record Date, the following persons were known by the Trust to own beneficially five percent (5%) or more of the outstanding shares of the Fund, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934:

      Beneficial Owner and Address                 Share Balance                   Percentage
      -----------------------                      --------------                  ----------

      Hartford Life Insurance                      7,891.764                       13.6319%
      P.O. Box 2999
      Hartford, CT 06104

      Hartford Life Insurance                      50,000.000                      86.3681%
      P.O. Box 2999
      Hartford, CT 06104

As of the Record Date, the Trustees and officers of the Trust, as a group, beneficially owned less than one percent (1%) of the outstanding shares of the Fund.

Insurance companies that use shares of the Fund as funding media for their variable insurance contracts will vote shares of the Fund held by their separate accounts in accordance with instructions received from owners of the variable insurance contracts. An insurance company also will vote shares of the Fund held in such separate account for which it has not received timely instructions in the same proportion as it votes shares held by that separate account for which it has received instructions. An insurance company whose separate account invests in the Fund will vote shares held by its general account and its subsidiaries in the same proportion as other votes cast by its separate account in the aggregate. Shareholders and variable insurance contract owners permitted to give instructions, and the number of shares for which such instructions may be given to be voted at the Meeting, will be determined as of the Record Date.

In addition to voting in person at the Meeting, shareholders also may sign and mail the proxy card received with this proxy statement. Timely, properly executed proxies will be voted as instructed by shareholders. If no instructions are given on the proxy (but the proxy is executed), it will be voted FOR Proposal 1. In addition, shareholders may give voting instructions via touch-tone telephone by following the instructions enclosed with the proxy card. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Trust at the address set forth on the cover of this proxy statement, or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

The presence in person or by proxy of the holders of a majority of the Fund's outstanding shares is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the proposal before the Meeting.

Proxies that reflect abstentions or broker "non-votes" (that is, shares attributable to a contract held of record by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Accordingly, assuming the presence of a quorum, abstentions and non-votes have the effect of a negative vote on Proposal 1.

In the event that a quorum is present at the Meeting but sufficient votes to approve Proposal 1 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of the proposal. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment.

Shareholder Proposals

The Trust does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Other Service Providers

BISYS Fund Services Ohio, Inc. serves as administrator to the Fund pursuant to an Administration Agreement dated as of March 1, 1999. BISYS Fund Services LP serves as the distributor of shares of the Fund pursuant to a Distribution Agreement dated June 1, 1997. The address of each is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

By order of the Board of Trustees,

Alaina Metz
Secretary

August 31, 2001


                                    EXHIBIT A

                      Form of Investment Advisory Agreement

          AGREEMENT made as of October 1, 2001, between VARIABLE INSURANCE FUNDS, a Massachusetts business trust (herein called the "Trust"), and Fifth Third Asset Management, Inc. an Ohio corporation with its principal place of business at 38 Fountain Square Plaza, Cincinnati, Ohio 45263 (herein called the "Investment Adviser").

          WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

          WHEREAS, the Trust desires to retain the Investment Adviser to furnish investment advisory services to certain investment portfolios of the Trust (the "Funds") and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

          1. Appointment. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Funds identified on Schedule A hereto for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

          2. Availability of Documents. The Trust has made available to the Investment Adviser copies properly certified or authenticated of each of the following:

          (a) the Trust's Amended and Restated Declaration of Trust dated as of July 20, 1994 and amended and restated as of February 5, 1997, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

          (b) the Trust's By-laws and amendments thereto;

          (c) resolutions of the Trust's Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;

          (d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on July 20, 1994 and all amendments thereto;

          (e) the Trust's Registration Statement on Form N-lA under the Securities Act of 1933, as amended ("1933 Act"), (File No. 33-81800) and under the 1940 Act as filed with the Securities and Exchange Commission and all amendments thereto; and

          (f) the Funds' most recent prospectuses and Statement of Additional Information (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

          The Trust will make available to the Investment Adviser from time to time copies of all amendments of or supplements to the foregoing.

          3. Management. Subject to the supervision of the Trust's Board of Trustees, the Investment Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in said Funds. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds. The Investment Adviser will provide the services under this Agreement in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees. The Investment Adviser further agrees that it:

          (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

          (b) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser, including applicable state insurance laws of which the Trust informs the Investment Adviser. The Trust shall inform the Investment Adviser regarding any such laws of which it becomes aware pursuant to any applicable fund participation agreement, or otherwise;

          (c) will not knowingly make loans to any person to purchase or carry units of beneficial interest in the Trust or make loans to the Trust;

          (d) will place orders pursuant to its investment determinations for the Trust either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Investment Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Investment Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to BISYS Fund Services ("BISYS"), Fifth Third Asset Management, or any affiliated person of either the Trust, BISYS, or Fifth Third Asset Management, except to the extent permitted by the 1940 Act and the Securities and Exchange Commission;

          (e) will maintain all books and records with respect to its transactions with the Trust, to the extent required by Rule 31a-1(f) under the 1940 Act, and will furnish the Trust's Board of Trustees such periodic and special reports as the Board reasonably may request;

          (f) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present, or potential interest holders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust; and

          (g) will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Trust, the Investment Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust's account are customers of the Investment Adviser or of its parent or its subsidiaries or affiliates. In dealing with such customers, the Investment Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust.

          4. Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

          5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2(e) under the 1940 Act all records maintained by it pursuant to Rule 31a-1(f) under the 1940 Act, and also to preserve for the periods prescribed by 31a-2 all other records the Investment Adviser agrees in writing to maintain pursuant to Rule 31a-1.

          6. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Trust.

          7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, each of the Funds will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee computed daily and paid monthly at the applicable annual rate set forth on Schedule A hereto. Each Fund's obligation to pay the above-described fee to the Investment Adviser will begin as of the latter of the date hereof or the date of the initial public sale of shares in that Fund. The fee attributable to each Fund shall be the obligation of that Fund and not of any other Fund.

          If in any fiscal year the aggregate expenses of any of the Funds exceed any applicable expense limitation imposed by law or regulation, the Investment Adviser will reimburse the Fund for a portion of such excess expenses (after repayment of fees received in excess of contractual fee rates) equal to such excess times the ratio of the fees otherwise payable by the Fund to the Investment Adviser hereunder to the aggregate fees otherwise payable by the Fund to the Investment Adviser hereunder and to BISYS Fund Services Ohio, Inc. ("BISYS Ohio") under the Administration Agreement between BISYS Ohio and the Trust, unless otherwise agreed by the Investment Adviser and BISYS Ohio. The obligation of the Investment Adviser to reimburse the Funds hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year, provided, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Funds for such proportion of such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Trust so require. Such expense reimbursement, if any, will be estimated daily and reconciled and paid on a monthly basis.

          8. Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

          9. Duration and Termination. This Agreement will become effective as to a particular Fund as of the date first written above (or, if a particular Fund is not in existence on that date, on the date a registration statement relating to that Fund becomes effective with the Commission), provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act. Unless sooner terminated, this Agreement shall continue in effect for an initial term of two years and thereafter shall continue in effect for successive periods of one year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding Shares of such Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

          10. Investment Adviser's Representations. The Investment Adviser hereby represents and warrants as follows:

          (a) it will manage each Fund so that each Fund will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and will comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations issued thereunder, and any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance contracts;

          (b) It shall immediately notify the Trust upon having a reasonable basis for believing that any Fund has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the regulations thereunder; and

          (c) it shall be responsible for making inquiries and for reasonably ensuring that any employee of the Investment Adviser, any person or firm that the Investment Adviser has employed or with which it has associated, or any employee thereof has not, to the best of the Investment Adviser's knowledge, in any material connection with the handling of Trust assets: (i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, or involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code; or (ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or (iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provisions of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

          11. Insurance Company Offerees. All parties acknowledge that the Trust will offer its shares so that it may serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by insurance companies, as well as to qualified pension and retirement plans. The Trust and the Investment Adviser agree that shares of the Funds may be offered only to the separate accounts and general accounts of insurance companies that are approved in writing by the Investment Adviser. The Investment Adviser agrees that shares of the Funds may be offered to separate accounts and the general account of Hartford Life Insurance Company and to separate accounts and the general accounts of any insurance companies that are affiliated with Hartford Life Insurance Company. The Investment Adviser and the Trust agree that the
Investment Adviser shall be under no obligation to investigate insurance companies to which the Trust offers or proposes to offer its shares.

          12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of The Commonwealth of Massachusetts.

          The names "Variable Insurance Funds" and "Trustees of Variable Insurance Funds" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Variable Insurance Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, interest holders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any Fund must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written

                                            VARIABLE INSURANCE FUNDS


Seal                                        By: ________________________


                                            Name:
                                                 _______________________

                                            Title:
                                                 _______________________



                                             FIFTH THIRD ASSET MANAGEMENT INC.



Seal                                        By:
                                                 __________________________

                                            Name:
                                                 __________________________

                                            Title:
                                                 __________________________



                                   Schedule A
                      to the Investment Advisory Agreement
        between Variable Insurance Funds and Fifth Third Asset Management Inc.


         NAME OF FUND                     COMPENSATION*
         ------------                     ------------


Fifth Third Quality Growth VIP Fund       Annual rate of seventy
                                          one-hundredths of one percent
                                          (.70%) of the average daily  net
                                          assets of such Fund.



________________________________________________________________________________

* All fees are computed daily and paid monthly.


                                  VARIABLE INSURANCE FUNDS

                                  By:___________________________
                                  Name:_________________________
                                  Title:________________________


                                  FIFTH THIRD ASSET MANAGEMENT INC.

                                  By:___________________________
                                  Name:_________________________
                                  Title:  ______________________




                                    EXHIBIT B

                  Fifth Third Asset Management Inc. ("Fifth Third")

Fifth Third's directors and principal executive officer are set forth below. The address of each is: 38 Fountain Square Plaza, Cincinnati, Ohio 45263.


       Name                                     Principal Occupation
       --------                                 ---------------------

       James D. Berghausen                      Director, President & Chief Investment Officer

       Michael K. Keating                       Director


Other Investment Company Clients

Fifth Third also serves as investment advisor to the following investment company, at the fee rate shown below, which had the following net assets as of June 29th, 2001.


Name of Fund                 Advisory Fee Rate                                      Approximate Assets
------------                 -----------------                                      ------------------

Fifth Third Quality          Annual rate of 0.80% of average daily net assets       $1,091,678,935
Growth Fund




                            Variable Insurance Funds
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                                 1-888-427-1235


             ----------------------- -------------------------------
                       Fifth Third Quality Growth VIP Fund
             -------------------------------------------------------
                                      PROXY
             -------------------------------------------------------


The undersigned hereby appoints Walter B. Grimm and Charles L. Booth and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of the Fifth Third Quality Growth VIP Fund, a series of Variable Insurance Funds, to be held at 10:00 a.m. Eastern Time on September 28, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.

2) Call 1-888-427-1235.

3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]


                       KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                  DETACH AND RETURN THIS PORTION ONLY
----------------------------------------------------                  -----------------------------------

VARIABLE INSURANCE FUNDS - Fifth Third Quality Growth VIP Fund

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF VARIABLE INSURANCE FUNDS.
The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposals                                                                     For         Against      Abstain

1.    To approve an Investment  Advisory  Agreement  with respect                     [ __ ]      [ __ ]       [ __ ]
      to the Fifth Third Quality Growth VIP Fund.

2. To transact such other business as may properly come before the Meeting.

Signature                                Date             Signature (Joint Owners)    Date
---------                                ----             ------------------------    ----
[PLEASE SIGN WITHIN BOX]                                  [PLEASE SIGN WITHIN BOX]
------------------------                                  ------------------------
